Subsequent Events	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

In April 2021, we acquired a royalty interest in Oxlumo (lumasiran) from Dicerna Pharmaceuticals, Inc. for an upfront cash payment of $180 million and up to $60 million in contingent sales-based milestone payments. Oxlumo, which has been approved by the FDA and European Medicines Agency for the treatment of primary hyperoxaluria (PH) type 1, is marketed by Alnylam Pharmaceuticals, Inc.

18. Subsequent Events

In January 2021, we acquired a royalty interest in seltorexant from Minerva Neurosciences, Inc. for an upfront payment of $60 million and up to $95 million in additional milestone payments, contingent on the achievement of certain clinical, regulatory and commercialization milestones. Seltorexant is currently in Phase 3 development for the treatment of major depressive disorder (MDD) with insomnia symptoms by Janssen Pharmaceutica, N.V., a subsidiary of Johnson & Johnson.